UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08025

Global Income Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/11 - 06/30/11

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

GLOBAL INCOME FUND

SEMI-ANNUAL REPORT
JUNE 30, 2011

Ticker:

GIFD

11 Hanover Square
New York, NY 10005

www.GlobalIncomeFund.net

PORTFOLIO ANALYSIS*

Currency Allocation		Bond Ratings

		AAA	0%

U.S. Dollars**	86%	AA	4%

Euros	6%	A	10%

Australian Dollars	6%	BBB	4%

Canadian Dollars	1%	<BBB	0%

	99%	Non-bond investments***	81%

			99%

*
Country allocation and portfolio analysis use approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors.  Ratings are not a guarantee of credit quality and may change.  U.S. allocation may include closed end funds that may invest in foreign securities.

**	May include allocation to closed end funds that may invest in securities denominated in foreign currencies.

***	Non-bond investments include closed end funds that may invest in bonds, including non-investment grade “junk bonds” rated <BBB.

GLOBAL INCOME
FUND	Ticker: GIFD

11 Hanover Square, New York, NY 10005 www.GlobalIncomeFund.net

July 21, 2011

Dear Shareholders:

It is a pleasure to submit this 2011 Semi-Annual Report for Global Income Fund and to welcome our new shareholders who find the Fund’s quality approach attractive.  As a reminder, the primary and fundamental objective of the Fund is to provide a high level of income. The Fund’s secondary, non-fundamental investment objective is capital appreciation. The Fund currently pursues its investment objectives by investing primarily in closed end funds that invest significantly in income producing securities and a global portfolio of investment grade fixed income securities.

Global Economic Report

While the global economy is no longer in crisis, according to a recent report of the World Bank, economic activity in developing countries has recently slowed due to the earthquake and tsunami in Japan and political turmoil in the Middle East and North Africa. Possibly, economic activity has further dampened by uncertainty over the ongoing sovereign debt crisis in Europe and the debt ceiling impasse in the United States.  Interestingly, the World Bank forecasts global growth to remain strong from 2011 through 2013, strengthening from 3.2% in 2011 to a 3.6% pace in each of 2012 and 2013.

In the United States, economic activity in the manufacturing sector expanded in June for the 23rd consecutive month, but non-manufacturing declined, indicating a slowing of service sector growth, according to the Institute of Supply Management.  In keeping its target rate to a range of between 0% and 0.25% -- which has been in effect since December 2008 -- the U.S. Federal Reserve Open Market Committee (FOMC) noted at its June meeting that recent economic data had been weaker than expected and expressed caution about the likely pace of improvement in the economy over coming quarters.  Specific concerns of the FOMC were recent increases in the prices of food and energy (with annualized general inflation recently over 3%), damped consumer spending and sentiment, the pace of business investment and hiring, unemployment, and the depressed housing sector.  Slowing growth appears to be leading to a jobless recovery in the United States.  In the recent quarter, real personal income and spending weakened and the number of Americans working in full time jobs is actually down slightly from June 2010. Other economic indicators in the second quarter also generally weakened, and the Federal Reserve recently reduced current and future quarterly GDP estimates.

In contrast, China’s GDP was reported by the National Bureau of Statistics to have grown 9.5% in the second quarter of 2011 over the same quarter last year. China’s industrial production growth in June was likewise reported to have risen at a blistering 15.1% rate from a year earlier, but inflation has apparently exceeded a 6% annualized rate. European growth is more subdued, according to Eurostat. In May 2011, compared with May 2010, industrial production increased by 4.0% in the Euro area, while annual inflation was a modest 2.7% in June 2011.  Japan has been decidedly lagging, as its GDP actually contracted 0.9% in the first quarter of 2011 over the previous quarter. Indeed, from 1980 until 2010, Japan's average quarterly GDP growth has been estimated at only 0.55%.

Global Allocation Strategy

Given this slowing economic environment, the Fund’s strategy in the first half of 2011 included investing its assets primarily in closed end funds that invest significantly in income producing securities and a global portfolio of investment grade fixed income securities denominated in major world currencies and issued by organizations across many countries. At June 30, 2011, holdings of closed end funds and closed end fund business development companies comprised approximately 76% of the Fund’s investments.  In its global portfolio of fixed income securities, the Fund held securities of sovereign nations, corporations, and other organizations based in the United States, Canada, Netherlands, Mexico, Australia, Cyprus, and South Korea.

Of the Fund’s net assets, approximately 86% were denominated in U.S. dollars, 6% in euros, 6% in Australian dollars, and 1% in Canadian dollars (adding up to 99% due to leverage), although it should be noted that some of the closed end funds owned by Global Income Fund may own securities denominated in foreign currencies.  In the first six months of 2011, the Fund had a net asset value return per share of 7.42% on a market price return per share for the period of 4.07%, reflecting an increased market price discount to net asset value. Recently, the Fund’s net asset value per share was $5.26 and its share closing market price was $4.30. While investment return and value will vary and shares of the Fund may subsequently be worth more or less than their original cost, this represents an opportunity for investors to purchase the Fund’s shares at a discount to their underlying net asset value.

Distribution Policy

Under the current managed distribution policy, distributions of approximately 5% of the Fund’s net asset value per share on an annual basis are paid primarily from net investment income and any net realized capital gains, with the balance representing return of capital. In the first six months of 2011, distributions paid totaled $0.13 per share. As of the date of this letter, the majority, and possibly all, of these distributions are comprised of net investment income and represent net income earned by the Fund in fiscal 2011 and 2010. This is an estimate based on information available at this time and is subject to change. Actual amounts may be re-characterized for tax purposes after the Fund’s fiscal year end. In the beginning of the year, shareholders should receive information concerning the taxable status of the dividend distributions that were paid to shareholders of record in the 12 months ended December 31. The estimated components of each quarterly distribution that include a potential return of capital are provided to shareholders of record in a notice accompanying the distributions. For those shareholders currently receiving the Fund’s quarterly dividends in cash but are interested in adding to their account through the Fund’s Dividend Reinvestment Plan, we encourage you to review the Plan set forth later in this document and contact the Transfer Agent, who will be pleased to assist you with no obligation on your part.

Long Term Strategies

Our review of the markets indicates that the Fund has benefited from its quality portfolio strategy of investing in closed end funds that invest significantly in income producing securities and income producing investments in multiple currencies. A long term strategy for investors seeking income and, secondarily, capital appreciation may include the consideration income in other types of asset classes, however, when appropriate in view of and proportional to the perceived and acceptable risks. As always, we are grateful to the Fund’s long standing shareholders for their continuing support.

Sincerely,

Thomas B. Winmill President

GLOBAL INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
JUNE 30, 2011

Shares		Cost	Value
	CLOSED END FUNDS (57.99%)
	United States
135,000	AllianceBernstein Income Fund, Inc	$1,061,384	$1,065,150
118,418	Alpine Global Premier Properties Fund	733,054	851,426
100,000	BlackRock Credit Allocation Income Trust I, Inc	908,295	938,000
90,000	BlackRock Credit Allocation Income Trust III, Inc	1,019,233	975,600
104,900	BlackRock Income Trust, Inc	609,177	738,496
120,932	Calamos Strategic Total Return Fund	1,070,518	1,157,319
74,325	Cohen & Steers Infrastructure Fund, Inc	1,010,410	1,322,985
618,268	DCA Total Return Fund	1,639,933	2,349,418
217,521	First Trust Strategic High Income Fund III	941,176	983,195
54,000	Gabelli Dividend & Income Trust (a)	898,496	898,020
151,547	Helios Advantage Income Fund, Inc	940,921	1,256,325
66,801	Lazard World Dividend & Income Fund, Inc.	761,833	922,522
28,964	LMP Capital & Income Fund Inc.	291,440	397,386
94,045	Macquarie/First Trust Global Infrastructure/Utilities Dividend
	& Income Fund	1,112,892	1,503,780
64,646	Macquarie Global Infrastructure Total Return Fund Inc	1,054,415	1,200,476
62,000	Nuveen Diversified Dividend and Income Fund	618,254	708,040
93,000	Nuveen Multi-Strategy Income & Growth Fund 2	830,218	850,020
59,477	RMR Real Estate Fund	808,673	1,969,878
20,000	Source Capital, Inc.	1,088,630	1,148,800
62,159	Western Asset Global Corporate Defined Opportunity Fund Inc	1,110,759	1,167,346

	Total closed end funds	18,509,711	22,404,182

Principal
Amount (b)
		DEBT SECURITIES (18.28%)
		Australia (2.79%)
$	A500,000	Telstra Corp. Ltd., 6.25% Senior Notes, due 4/15/15	365,869	531,463
$	A500,000	Telstra Corp. Ltd., 7.25% Senior Notes, due 11/15/12 (a)	380,969	547,175
			746,838	1,078,638
		Canada (5.19%)
$	C500,000	Molson Coors Capital Finance, 5.00% Guaranteed Notes,
		due 9/22/15 (a)	447,996	549,865
$	A1,350,000	Province of Ontario, 5.50% Euro Medium Term Notes, due 7/13/12 (a)	1,040,992	1,453,370
			1,488,988	2,003,235
		Cyprus (1.79%)
	€500,000	Republic of Cyprus, 4.375% Euro Medium Term Notes, due 7/15/14	619,481	689,977

		Mexico (2.95%)
	1,000,000	United Mexican States, 5.625% Notes, due 1/15/17 (a)	986,170	1,141,500

		Netherlands (3.80%)
	€1,000,000	ING Bank N.V., 5.50% Euro Medium Term Notes, due 1/04/12	1,294,671	1,468,742

See notes to financial statements.	GLOBAL INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)

Principal
Amount		Cost	Value
	DEBT SECURITIES (continued)
	South Korea (1.41%)
500,000	Korea Development Bank, 5.75% Notes, due 9/10/13 (a)	$504,120	$545,096

	United States (0.35%)
169,405	CIT RV Trust 1998-A B 6.29% Subordinated Bonds, due 1/15/17 (a)	171,953	136,277

	Total debt securities	5,812,221	7,063,465

	CLOSED END FUND BUSINESS DEVELOPMENT
Shares	COMPANIES (17.25%)
	United States
116,000	American Capital, Ltd	1,146,277	1,151,880
12,500	Capital Southwest Corp	1,165,713	1,153,375
110,000	MCG Capital Corp	662,176	668,800
101,500	MVC Capital, Inc	980,236	1,342,845
134,232	NGP Capital Resources Co	966,581	1,100,702
60,598	Saratoga Investment Corp	1,270,962	1,248,319

	Total closed end fund business development companies	6,191,945	6,665,921

	PREFERRED STOCKS (1.93%)
	United States
4,000	BAC Capital Trust II, 7.00%	100,000	100,520
25,000	Corporate-Backed Trust Certificates, 8.20% (Motorola)	625,000	645,500

	Total preferred stocks	725,000	746,020

	MONEY MARKET FUND (3.91%)
	United States
1,511,409	SSgA Money Market Fund, 7 day annualized yield 0.01%	1,511,409	1,511,409

	Total investments (99.36%)	$32,750,286	38,390,997

	Other assets in excess of liabilities (0.64%)		244,259

	Net assets (100.00%)		$38,635,256

	Fully or partially pledged as collateral on bank credit facility.

	The principal amount is stated in U.S. dollars unless otherwise indicated.

	Currency Symbols
	A$ Australian Dollar
	C$ Canadian Dollar
	€ Euro

GLOBAL INCOME FUND, INC.	See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES		STATEMENT OF OPERATIONS
June 30, 2011 (Unaudited)		Six Months Ended June 30, 2011 (Unaudited)

ASSETS		INVESTMENT INCOME
Investments, at value (cost: $32,750,286 )	$38,390,997	Dividends	$921,562
Cash	5,030	Interest	168,680
Receivables		Total investment income	1,090,242
Interest.	200,719
Dividends	162,602
Other assets	4,779	EXPENSES
Total assets	38,764,127	Investment management	132,451
		Legal	54,018
		Administrative services	23,775
LIABILITIES		Bookkeeping and pricing	20,690
Payables		Auditing	11,635
Accrued expenses	97,881	Shareholder communications	11,429
Investment management	21,896	Directors	7,835
Administrative services	9,094	Custodian	4,485
Total liabilities	128,871	Insurance	4,344
		Transfer agent	3,000
		Interest and fees on bank credit facility	2,054
NET ASSETS	$38,635,256	Other	1,418
		Total expenses	277,134
NET ASSET VALUE PER SHARE		Net investment income	813,108
(applicable to 7,413,974 shares
outstanding: 20,000,000 shares of $.01
par value authorized)	$5.21
		REALIZED AND UNREALIZED GAIN (LOSS)
NET ASSETS CONSIST OF		Net realized gain (loss)
Paid in capital	$33,279,379	Investments	1,300,807
Accumulated undistributed net investments		Foreign currencies	(25,764)
income	(20,846)	Net unrealized appreciation (depreciation)
Accumulated net realized loss on		Inve stments	434,720
investments and foreign currencies	(272,597)	Translation of assets and liabilities
Net unrealized depreciation on		in foreign currencies	(3,081)
investments and foreign currencies	5,649,320	Net realized and unrealized gain	1,706,682
	$38,635,256	Net change in net assets
		resulting from operations	$2,519,790

See notes to financial statements.	GLOBAL INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
OPERATIONS
Net investment income	$813,108	$1,470,996
Net realized gain	1,275,043	2,459,454
Change in unrealized appreciation	431,639	1,945,253

Net increase in net assets resulting from operations	2,519,790	5,875,703

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from ordinary income ($0.13 and $0.22 per share, respectively)	(963,634)	(1,630,219)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions to shareholders (1,879 and 3,212 shares, respectively)	7,981	12,144

Total increase in net assets	1,564,137	4,257,628

NET ASSETS
Beginning of period	37,071,119	32,813,491

End of period	$38,635,256	$37,071,119

End of period net assets include undistributed net investment income (loss)	$(20,846)	$129,680
	O

See notes to financial statements.	GLOBAL INCOME FUND, INC.

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,519,790
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	7,048,430
Purchase of long term investments	(5,074,804)
Purchases net of sales of short term investment	(1,537,980)
Unrealized appreciation of investments and foreign currencies	(431,639)
Net realized gain on sales of investments and foreign currencies	(1,275,043)
Amortization of premium net of accretion of discount of investments	20,195
Decrease in receivable for investments sold	198,669
Decrease in interest receivable	42,784
Decrease in dividends receivable	54,021
Decrease in other assets	7,692
Increase in accrued expenses	25,682
Increase in investment management fee payable	316
Decrease in administrative services payable	(1,312)

Net cash provided by operating activities	1,596,831

CASH FLOWS FROM FINANCING ACTIVITIES
Cash distributions paid	(955,653)
Repayment of bank line of credit	(854,520)

Net cash used in financing activities	(1,810,173)

Net change in cash	(213,342)

CASH
Beginning of period	218,342

End of period	$5,030

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest and fees on bank credit facility	$2,488
Non-cash financing activities not included herein consisted
of reinvestment of distributions	$7,981

See notes to financial statements.	GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2011 (UNAUDITED)

1. Organization and Significant Accounting Policies

Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company, whose shares are quoted over the counter under the ticker symbol GIFD. The Fund’s investment objectives are primarily to provide a high level of income and, secondarily, capital appreciation. The Fund retains CEF Advisers, Inc. as its Investment Manager.

The following is a summary of the Fund’s significant accounting policies:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used.  Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.  Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value.  Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund.  Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors, called “fair value pricing.”  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss.  When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and  expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds.  The fees and expenses of the Acquired Funds are reflected in the Fund’s total returns.

Short Sales – The Fund may sell a security it does not own in anticipation of a decline in the value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).  Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis.  Amortization of premium and accretion of discount on debt securities are included in interest income.  Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is notified. Taxes withheld on income from foreign securities have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund.  Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager and its affiliates serve as investment manager (the “Fund Complex”) or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgement of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the period covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Fund may be subject to foreign taxation.  Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2008 – 2010), or expected to be taken in the Fund’s 2011 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

2. Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”). Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at an annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, and 1/2 of 1% over $150 million. Certain officers and directors of the Fund are officers and directors of the Investment Manager. Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2011, the Fund incurred total administrative costs of $23,775, comprised of $15,525 and $8,250 for compliance and accounting services, respectively.

GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid to shareholders for the year ended December 31, 2010 in the amount of $1,630,219 was comprised of ordinary income.

The Fund paid distributions totaling $963,634 for the six months ended June 30, 2011.  The classification of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2011.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$34,368
Unrealized appreciation on investments and foreign currencies	5,311,261
Capital loss carryovers	(1,545,908)
$3,799,721

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are primarily due to differences in treatment of foreign currency transactions. As of December 31, 2010, the Fund recorded the following financial reporting adjustments to the identified accounts to reflect those differences.

Increase in	Increase in
Undistributed	Net Realized Loss on	Increase in
Net Investment Income	Investments and Foreign Currencies	Paid in Capital
$7,677	$(7,677)	$0

At December 31, 2010, the Fund had a net capital loss carryover of $1,545,908 which expires in 2017, that may be used to offset future realized capital gains for federal income tax purposes.

4. Fair Value Measurements

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default  rates, and similar data.
• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock). Equity securities traded on a national securities exchange or market are stated normally at the official closing price, last sale price or, if no sale has occurred, at the closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Debt securities. The fair value of debt securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most debt securities may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is place on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2		Level 3		Total
Assets
Investments, at value
Closed end funds
United States	$22,404,182	$	---	$	---	$22,404,182
Debt securities
Australia	---		1,078,638		---	1,078,638
Canada	---		2,003,235		---	2,003,235
Cyprus	---		689,977		---	689,977
Mexico	---		1,141,500		---	1,141,500
Netherlands	---		1,468,742		---	1,468,742
South Korea	---		545,096		---	545,096
United States	---		136,277		---	136,277
Closed end fund business development companies
United States	6,665,921		---		---	6,665,921
Preferred stocks
United States	746,020		---		---	746,020
Money market fund
United States	1,511,409		---		---	1,511,409

Total investments, at value	$31,327,532		$7,063,465	$	---	$38,390,997

There were no transfers between level 1 and level 2 during the six months ended June 30, 2011.

5. Investment Transactions

Purchases and proceeds from sales/repayments/maturities of investment securities, excluding short term securities, aggregated $5,074,084 and $7,048,430, respectively, for the six months ended June 30, 2011. At June 30, 2011, for federal income tax purposes, the aggregate cost of securities was $32,750,286 and net unrealized appreciation was $5,640,711, comprised of gross unrealized appreciation of $5,755,477 and gross unrealized depreciation of $114,766.

GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
6. Bank Credit Facility

Effective April 1, 2011, the Fund and certain other funds in the Fund Complex (the “Borrowers”) entered into a committed secured line of credit facility, which is subject to annual renewal, with State Street Bank and Trust Company (“SSB”), the Fund’s custodian.  The aggregate amount of the credit facility is $30,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of 30% of the total net assets (as defined in the line of credit facility) of a Borrower, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.15% per annum on the unused portion of the commitment, based on a 360 day year.  All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.10% per annum, calculated on the basis of actual days elapsed for a 360 day year. Prior to April 1, 2011, the aggregate amount of the credit facility was $10,000,000 and all the loans under this facility was available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days) plus 1.50% per annum. At June 30, 2011, there were investment securities pledged as collateral with a value of $5,271,303 and there were no outstanding borrowings under the credit facility.  For the six months ended June 30, 2011,  the Fund’s weighted average interest rate under the credit facility was 1.74% based on its balances outstanding during the period and the Fund’s average daily amount outstanding during the period was $27,986.

7. Foreign Securities Risk

Investments in the securities of foreign issuers involve special risks, including changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

8. Capital Stock

At June 30, 2011, there were 7,413,974 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid in capital in connection with reinvestment of distributions for the six months ended June 30, 2011 and the year ended December 31, 2010 were as follows:

	2011	2010
Shares issued	1,879	3,212
Increase in paid in capital	$7,981	$12,144

9. Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as the Board of Directors shall determine.  During the six months ended June 30, 2011 and the year ended December 31, 2010, the Fund did not repurchase any of its shares.

10. Contingencies

The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

GLOBAL INCOME FUND, INC.

11. Other Information

The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Fund.

12. Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued and determined that no subsequent events have occurred that require additional disclosure in the financial statements.

GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Six Months	Year Ended December 31,
	Ended
	June 30, 2011	2010	2009	2008	2007	2006
Per Share Operating Performance
(for a share outstanding throughout each period)
Net asset value, beginning of period	$5.00	$4.43	$3.64	$4.60	$4.38	$4.33

Income from investment operations:
Net investment income (1)	.11	.20	.21	.19	.13	.13
Net realized and unrealized gain (loss)
on investments	.23	.59	.82	(.91)	.31	.20
Total income from investment operations	.34	.79	1.03	(.72)	.44	.33

Less distributions:
Net investment income	(.13)	(.22)	(.24)	(.24)	(.17)	(.13)
Return of capital	–	–	–	-	(.05)	(.15)
Total distributions	(.13)	(.22)	(.24)	(.24)	(.22)	(.28)

Net asset value, end of period	$5.21	$5.00	$4.43	$3.64	$4.60	$4.38
Market value, end of period	$4.21	$4.17	$3.65	$2.70	$3.90	$4.18

Total Return (2)
Based on net asset value	7.42%	19.60%	31.03%	(14.94)%	11.00%	8.43%
Based on market price	4.07%	21.07%	45.55%	(25.58)%	(1.39)%	13.43%
Ratios/Supplemental Data (3)
Net assets, end of period (000’s omitted)	$38,635	$37,071	$32,813	$26,979	$34,057	$32,362
Ratio of total expenses to average net assets	1.45%*	2.00%	1.62%	1.68%	1.77%	1.89%
Ratio of net expenses to average net assets	1.45%*	2.00%	1.62%	1.68%	1.77%	1.89%
Ratio of net expenses excluding loan
interest and fees to average net assets	1.44%*	1.96%	1.56%	1.66%	1.75%	1.87%
Ratio of net investment income to
average net assets	4.26%*	4.33%	5.23%	4.31%	2.91%	2.71%
Portfolio turnover rate	14%	55%	48%	21%	10%	17%

(1)	The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)
Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(3)	Expense and income ratios for 2008, 2009, 2010, and 2011 do not include expenses incurred by the Acquired Funds in which the Fund invests.

* Annualized.

GLOBAL INCOME FUND, INC.	See notes to financial statements.

The additional information below and on the following pages is supplemental and not part of the unaudited financial statements of the Fund.

BOARD OF DIRECTORS’ ANNUAL APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The investment management agreement (the “Agreement”) between Global Income Fund, Inc. (the “Fund”) and the investment manager, CEF Advisers, Inc. (the “Investment Manager”), generally provides that the Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to the Agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

In considering the annual approval of the Agreement, the Board of Directors considered all relevant factors, including, among other things, information that had been provided at other Board meetings, as well as information furnished to the Board for the meeting held on March 8, 2011 to specifically consider the continuance of the Agreement.  Such information included, among other things, the following:  information comparing the management fees of the Fund with those of a peer group of broadly comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund and the Investment Manager, and their relevant affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Agreement; the Investment Manager’s gifts and entertainment log; and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.  The Board of Directors concluded that the Investment Manager is using soft dollars for the benefit of the Fund and its shareholders.  The directors further concluded that the Investment Manager is using the Fund’s assets for the benefit of the Fund and its shareholders and is acting in the best interests of the Fund.

The Board of Directors also considered the nature, extent, and quality of the management services provided by the Investment Manager.  In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Agreement.  The Board also took into account the time and attention to be devoted by management to the Fund.  The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager were appropriate to fulfill effectively its duties on behalf of the Fund.  The directors also noted that the Investment Manager has managed the Fund for several years and indicated their belief that during the long relationship the Investment Manager had demonstrated being conscientious and capable in the best interests of the Fund.

The Board then received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund.  In this regard, the Board considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

In their review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund’s performance to that of a peer group of investment companies pursuing broadly similar strategies.

Additional Information (Unaudited)	GLOBAL INCOME FUND, INC.

With respect to their review of the fee payable under the Agreement, the Board considered information comparing the Fund’s management fee and expense ratio to those of a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board also considered the profitability of the Investment Manager from its association with the Fund. In reviewing the information regarding the expense ratio of the Fund, the Board noted that its expense ratio was lower than its peer group median, and competitive with comparable funds in light of the quality of services received and the assets managed.  The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund.  The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

In addition to the factors mentioned above, the Board considered the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Fund.  The Board concluded that in light of the services rendered, the profits realized by the Investment Manager are not unreasonable.

The Board considered all relevant factors and did not consider any single factor as controlling in determining whether or not to renew the Agreement.  In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that they were taking into consideration the benefits to shareholders of investing in a fund that is part of a fund complex  which provides a variety of shareholder services.

Based on their consideration of the foregoing factors and conclusions, and such other factors and conclusions as they deemed relevant, and assisted by counsel, the Board concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Fund.

GLOBAL INCOME FUND, INC.	Additional Information (Unaudited)

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective of providing a high level of income is fundamental and may not be changed without shareholder approval.  The Fund is also subject to certain investment restrictions, set forth in its most recently effective Statement of Additional Information, that are fundamental and cannot be changed without shareholder approval.  The Fund’s secondary investment objective of capital appreciation and the other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Board of Directors without shareholder approval.  Notice to shareholders of any change in the Fund’s secondary investment objective will be provided as required by law.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, on the Securities and Exchange Commission (“SEC”) website at www.sec.gov, and on the Fund’s website at www.GlobalIncomefund.net.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.GlobalIncomeFund.net.

GLOBALINCOMEFUND.NET

Visit us on the web at www.GlobalIncomeFund.net.  The site provides information about the Fund, including market performance, net asset value, dividends, press releases, and shareholder reports.  For further information, please email us at info@GlobalIncomeFund.net.

MANAGED DISTRIBUTIONS

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Investment Company Act of 1940, as amended, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2011, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. In January, the Fund expects to send shareholders a Form 1099-DIV for the calendar year stating the amount and composition of distributions that were paid to shareholders of record during the 12 months ended December 31 and providing information about their appropriate tax treatment.

Additional Information (Unaudited)	GLOBAL INCOME FUND, INC.

DIVIDEND REINVESTMENT PLAN
Terms and Conditions of the
2011 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares of common stock (the “Shares”) of Global Income Fund, Inc. (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by Illinois Stock Transfer Company, 209 West Jackson Blvd., Suite 903, Chicago, Illinois 60606, 1-800-757-5755, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder's Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the greater of the Fund’s net asset value per Share or 95% of the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market,  or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the market value of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares on each of the five trading days the Shares traded ex-dividend immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder's account.

GLOBAL INCOME FUND, INC.	Additional Information (Unaudited)

5. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder's account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent two days prior to any dividend or distribution payment date. If the request is received less than two days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder's account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

Additional Information (Unaudited)	GLOBAL INCOME FUND, INC.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

HISTORICAL DISTRIBUTION SUMMARY

	Investment	Return of
Period	Income	Capital	Total
6 Months Ended 6/30/11*	$0.130	$0.000	$0.130
2010	$0.220	$0.000	$0.220
2009	$0.235	$0.000	$0.235
2008	$0.240	$0.000	$0.240
2007	$0.170	$0.050	$0.220
2006	$0.130	$0.150	$0.280
2005	$0.200	$0.080	$0.280
2004	$0.245	$0.090	$0.335
2003	$0.220	$0.140	$0.360
2002	$0.280	$0.220	$0.500
2001	$0.360	$0.200	$0.560
2000	$0.420	$0.160	$0.580
6 Months Ended 12/31/99	$0.230	$0.070	$0.300
12 Months Ended 6/30/99	$0.550	$0.130	$0.680
12 Months Ended 6/30/98	$0.520	$0.320	$0.840

* The classification of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2011. This is only an estimate based on information available at this time and is subject to change. Actual amounts may be recharacterized between net investment income and return of capital for purposes after year end 2011, although the exact amount is not estimable at June 30, 2011.

GLOBAL INCOME FUND, INC.	Additional Information (Unaudited)

STOCK DATA		2011 DISTRIBUTION DATES

		Declaration	Record	Payment
Price (6/30/11)	$4.21	March 1	March 15	March 31
Net asset value (6/30/11)	$5.21	June 1	June 15	June 30
Discount	19.2%	September 1	September 15	September 30
Ticker	GIFD	December 1	December 15	December 29

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
CEF Advisers, Inc.	IST Shareholder Services
11 Hanover Square	209 West Jackson Blvd., Suite 903
New York, NY 10005	Chicago, IL 60606
www.cefadvisers.com	www.ilstk.com
1-212-344-6310	1-800-757-5755

Additional Information (Unaudited)	GLOBAL INCOME FUND, INC.

DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the Directors currently serving on the Board of Directors of the Fund.  Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005.

		Number of Portfolios	Other
Name, Position(s) Held with Fund, Term of Office(1), Principal Occupation for		in Fund Complex	Directorships
Past Five Years, and Age	Director Since	Overseen by Director(2)	Held by Director(3)

Class I Director

PETER K. WERNER – Since 1996, he has been teaching, coach-ing, and directing a number of programs at The Governor's Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading. He was born on August 16, 1959.	1997	6	0

Class II Director

JAMES E. HUNT – He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants. He was born on December 14, 1930.	2004	6	0

Class III Director

BRUCE B. HUBER, CLU, ChFC, MSFS – Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ. He was born on February 7, 1930.	2004	6	0

Class IV Director

THOMAS B. WINMILL, ESQ.(4) – He is President, Chief Executive Officer, and Chief Legal Officer of the Fund, the other investment companies in the Fund Complex, the Investment Manager, Bexil Advisers LLC, and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (formerly,  Investor Service Center, Inc.) (registered broker-dealers, collectively the “Broker-Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is General Counsel of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage the Fund, Dividend and Income Fund, Inc., and Midas Perpetual Portfolio, Inc., and he is the portfolio manager of Midas Fund,  Inc. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the son of Bassett S. Winmill. He was born on June 25, 1959.
	1997	6	Eagle Bulk Shipping Inc.

GLOBAL INCOME FUND, INC.	Additional Information (Unaudited)

		Number of Portfolios	Other
Name, Position(s) Held with Fund, Term of Office(1), Principal Occupation for		in Fund Complex	Directorships
Past Five Years, and Age	Director Since	Overseen by Director(2)	Held by Director(3)

Class V Director

BASSETT S. WINMILL(4) – Chief Investment Strategist since 2011. He is also Chief Investment Strategist of the Advisers, Chairman of the Board of Bexil Corporation, Winco, Tuxis Corporation, and two of the investment companies in the Fund Complex, and portfolio manager of Foxby Corp. and Midas Magic, Inc. He is a member of the IPCs. He also is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill. He was born on February 10, 1930.	1997	2	0

(1)  Directors not elected annually shall be deemed to be continuing in office until after the time at which an annual meeting is required to be held under Maryland law, the Fund’s Charter or Bylaws, the Act, or other applicable law.

(2)  The Fund Complex is comprised of the Fund, Dividend and Income Fund, Inc., Foxby Corp., Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc. which are managed by the Investment Manager and its affiliates.

(3)   Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex.

(4)   He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.

Messrs. Huber, Hunt, and Werner serve on the Audit and Nominating Committees of the Board.  Mr. Thomas Winmill serves on the Executive Committee of the Board. Each of the directors serves on the Continuing Directors Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

Name and Age	Position(s) Held with Fund, Term of Office*, Principal Occupation for the Past Five Years

Heidi Keating Born March 28, 1959	Vice President since 1997. She is also Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.

Thomas O’Malley Born on July 22, 1958
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer since 2005. He is also Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is a certified public accountant.

John F. Ramirez, Esq. Born on April 29, 1977
Chief Compliance Officer, AML Officer, Vice President, and Secretary since 2005. He is also Chief Compliance Officer, AML Officer, Vice President, and Secretary of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is a member of the IPCs. He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

* Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 8, 2010.

Additional Information (Unaudited)	GLOBAL INCOME FUND, INC.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; closed end fund industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information.  The financial information included herein is taken from the records of the Fund.  This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.  Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market.  These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

GLOBAL INCOME FUND, INC.	Additional Information (Unaudited)

GLOBAL
INCOME
FUND

11 Hanover Square
New York, NY 10005

Printed on recycled paper

GIFD - SAR - 6/11

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's most recent fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income Fund, Inc.

September 8, 2011	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Global Income Fund, Inc.

September 8, 2011	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Global Income Fund, Inc.

September 8, 2011	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Global Income Fund, Inc.

September 8, 2011	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer